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                                                                Exhibit 10(x)(2)

RECORDING REQUESTED BY:

WHEN RECORDED RETURN TO:

Innovative Development Enterprises, Inc.
Attn: Jeffrey C. Hamann
1000 Pioneer Way
El Cajon, CA 92020

                                   GRANT DEED

The Undersigned Grantor(s) Declare(s) that documentary transfer tax is: as reported on a separate document which is not recorded with the Grant Deed.

(________) computed on full value of property conveyed, or

(________) computed on full value less value of liens and encumbrances remaining at time of sale,

(________) unincorporated area; ( X ) County of San Diego, and

FOR A VALUABLE CONSIDERATION, receipt of which is hereby acknowledged,

         INNOVATIVE DEVELOPMENT ENTERPRISES, INC., a California corporation hereby GRANTs to

         ASHWORTH EDC, LLC , a Delaware limited liability corporation the real property in the County of San Diego, State of California, located in the City of Oceanside, as more particularly described in the Legal Description attached hereto as EXHIBIT "A" and incorporated herein by reference.

This Grant Deed is made and given SUBJECT TO:

         (a)      Non-delinquent taxes and assessments; and

         (b) All other covenants, conditions, restrictions, reservations, rights, rights of way, easements, encumbrances, liens and title matters of record, including, without limitation, the Special Land Use Restrictions Agreement and the easement reservations described in the grant deed conveying title to the above described real property to GRANTOR.

         IN WITNESS WHEREOF, Grantor has caused this Grant Deed to be executed as of March 30, 2004.

                                    INNOVATIVE DEVELOPMENT ENTERPRISES, INC., a California corporation

                                    /s/ Jeffrey C. Hamann
                                    --------------------------------------------
                                    Jeffrey C. Hamann, President

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STATE OF CALIFORNIA  )
                     ) ss.
COUNTY OF SAN DIEGO  )

         On March 30, 2004, before me, Sylvia K. Harrison, Notary Public, personally appeared Jeffrey C. Hamann, personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.

         /s/ Sylvia K. Harrison
         ---------------------
         Signature of Notary                   (SEAL)

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                                   EXHIBIT "A"

All that portion of Lot 18 of Ocean Ranch Phase-1B, in the City of Oceanside, County of San Diego, State of California, as per the Map thereof No. 14329, filed in the Office of the County Recorder of San Diego on December 28, 2001, lying easterly of the following described line:

Commencing at the most southerly corner of said Lot 18, said corner also being on the northwesterly right-of-way line of Ocean Ranch Boulevard, 84.00 feet wide, as shown on said map; thence along said right-of-way line North 60 degress 56'00 East 75.60 feet to a line parallel with and 75.60 feet northeasterly of the southwesterly line of said Lot 18 and the True Point of Beginning; thence along said parallel line North 29 degrees 04'00" West 739.98 feet to the northerly line of said Lot 18.

Said parcel is shown as Parcel 2 of a Certificate of Compliance recorded at the request of the City of Oceanside on March 12, 2003 as Instrument No. 2003-0280480 of Official Records.

The foregoing metes and bounds legal description is a separate legal lot and comprises the entirety of Lot 18 as it exists as of the date of this Policy.

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